CLASS B COMMON STOCK                       CLASS B COMMON STOCK
      NUMBER                                       SHARES



                     [PacifiCare Health Systems, Inc. Logo]
                         Incorporated under the Laws of
                              the State of Delaware

THIS CERTIFICATE IS                                SEE REVERSE FOR
TRANSFERABLE IN THE                                CERTAIN DEFINITIONS
CITIES OF LOS ANGELES,
RIDGEFIELD PARK OR
NEW YORK

This Certifies that                                           CUSIP 695112 20 1


is the record holder of

          FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK,
                                 $.01 PAR VALUE, OF

                         PacifiCare Health Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/  Joseph S. Konowiecki          /s/  Alan Hoops
     SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         PACIFICARE HEALTH SYSTEMS, INC.
                                    CORPORATE
                                      SEAL
                                 AUGUST 2, 1996
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
                                         CHASEMELLON SHAREHOLDER SERVICES L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

BY                                                          AUTHORIZED SIGNATURE

          THE CLASS B COMMON STOCK HAS NO VOTING RIGHTS EXCEPT AS PROVIDED IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED OR AS REQUIRED BY LAW.

          The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common    UNIF GIFT MIN ACT --........Custodian........
TEN ENT -- as tenants by the
      entireties                                         (Cust)         (Minor)
JT TEN -- as joint tenants with                   under Uniform Gifts to Minors
      right of survivorship and
not as tenants in common                          Act..........................
                                                          (State)
                      UNIF TRF MIN ACT --  .......Custodian (until age......)

                                           ..............under Uniform Transfers
                                                (Minor)

                                           to Minors Act....................
                                                               (State)
      Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
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               X
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               X
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     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.